Inventories	12 Months Ended
Mar. 31, 2026
Inventories [Abstract]
Inventories	Inventories

	JPY (millions) As of March 31
	2025	2026
Finished products and merchandise	¥323,513	¥426,933
Work-in-process	552,200	641,002
Raw materials and supplies	341,636	328,685
Total	¥1,217,349	¥1,396,620
The amount of inventory write-downs recognized was JPY 26,335 million, JPY 40,203 million, and JPY 49,588 million for the years ended March 31, 2024, 2025 and 2026 respectively, and was included in cost of sales.